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                                                                  EXHIBIT 99(A)

CONTACTS:

CUBIST PHARMACEUTICALS, INC.                     NOONAN/RUSSO COMMUNICATIONS
THOMAS A. SHEA                                   CHRISTOPHER MORRISON (MEDIA)
VICE PRESIDENT AND CFO                           (212) 696-4455 X230
TSHEA@CUBIST.COM                                 C.MORRISON@NOONANRUSSO.COM

       CUBIST PHARMACEUTICALS PRESENTS PHASE II DAPTOMYCIN DATA AT THE 4TH
        DECENNIAL INTERNATIONAL CONFERENCE ON NOSOCOMIAL AND HEALTHCARE-
                             ASSOCIATED INFECTIONS

        Daptomycin, a Novel Antibiotic, Shows Promise in the Treatment of
                 Bacteremia and Serious Gram-Positive Infections

CAMBRIDGE, MASS., MARCH 6, 2000 -- Cubist Pharmaceuticals, Inc. (Nasdaq: CBST) yesterday presented positive efficacy and safety data from its ongoing dose-ranging phase II studies of daptomycin, a new class of bactericidal antibiotic being developed to treat serious and life-threatening Gram-positive infections. The dose-ranging phase II open-label clinical studies were presented at the Center For Disease Control's (CDC) 4th Decennial Conference on Nosocomial and Healthcare-Associated Infections held in Atlanta. The objective of these Phase II trials was to investigate dose selection based on clinical efficacy and safety. The combined Phase II clinical trial data showed that daptomycin, administered once-a-day at 4 mg/kg, has a 91% clinical success rate. In addition, daptomycin administered once-a-day at 4 mg/kg demonstrated a 86% clinical success rate in a subset of patients infected with a vancomycin-resistant pathogen or who were intolerant or refractory to vancomycin.

            "We are very pleased with the continued clinical success of daptomycin, particularly since we've presented our findings at this important CDC conference," said Francis P. Tally, MD, executive vice president of scientific affairs at Cubist. "This data suggests that a once-a-day regimen of daptomycin is safe and effective against serious and life-threatening infections, as well as antibiotic resistant populations."

            The daptomycin data discussed were from two ongoing multi-center open-label phase II studies. The first study is focused on patients diagnosed with bacteremia, a serious bloodstream infection. The second study is focused on patients who have failed or are unable to tolerate other therapies for the treatment of serious Gram-positive infections, including bacteremia, complicated skin and skin structure, complicated urinary tract infection, intra-abdominal infection and pneumonia. The combined data consisted of 63 evaluable patients in total, 56 patients were initiated on one of three doses of daptomycin (4 mg/kg once-a-day, 6 mg/kg once-a-day, or 3 mg/kg twice-a-day) and seven patients were placed on standard doses of an optimal comparator regimen, either vancomycin, oxacillin or nafcillin.

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            The data in Table 1, which are based on a modified intent-to-treat analysis, shows that daptomycin provided an overall clinical success rate of 91% (4 mg/kg once-a-day), 63% (6 mg/kg once-a-day) and 45% (3 mg/kg twice-a-day) of patients, compared with 71% in the comparator arm. Once-a-day dosing of daptomycin (4 mg/kg or 6 mg/kg) in bacteremic patients was clinically successful in 80% and 65% of patients, respectively. The data in Table 2 show that daptomycin had a microbiologic eradication rate of 91% (4 mg/kg once-a-day), 67% (6 mg/kg once-a-day), and 55% (3 mg/kg twice-a-day) of patients, compared with 71% in the comparator arm. The data in Table 3 show that in patients that are resistant, refractory or contraindicated for vancomycin, daptomycin had a clinical success rate of 86% at 4 mg/kg once-a-day.

            Daptomycin also had a favorable safety profile similar to the comparator agents. Specifically, laboratory and clinical measures of adverse events, such as musculoskeletal, vascular or gastrointestinal, were comparable to standard treatment. Therefore, daptomycin appears to be safe and well-tolerated, with no trends in drug-related local or systemic adverse events.

            "These preliminary data on daptomycin correlate well with what we have observed in patients treated with daptomycin at our medical center," said David Snydman, MD, Professor of Medicine at Tufts University Medical Center and Chief of Infectious Disease at the New England Medical Center. "Daptomycin would be an important addition to our antibiotic arsenal with the potential to significantly aid in the treatment of patients infected with Gram-positive bacteria."

            Based on these phase II data, Cubist will continue the clinical investigation of once-a-day daptomycin in patients with serious infections, including bacteremia. During 2000, Cubist plans to expand clinical studies into other serious and life-threatening infections including complicated urinary tract infections and endocarditis.

            Daptomycin, a novel lipopeptide being developed by Cubist, has demonstrated potent bactericidal activity in vitro against Gram-positive bacteria including methicillin resistant staphylococci (MRSA), vancomycin resistant enterococci (VRE) and glycopeptide intermediate susceptible staphylococci (GISA). In the first quarter of 1999, Cubist commenced one US and one worldwide phase III clinical trial investigating once-a-day daptomycin (4 mg/kg once-a-day) in complicated skin and soft tissue infections.

            Cubist Pharmaceuticals, Inc. is a specialty pharmaceutical company focused on the research, development and commercialization of novel antimicrobial drugs to combat serious life threatening bacterial and fungal infections. Cubist is evaluating the efficacy and safety of daptomycin in the EDGE(TM) (Evaluation of Daptomycin in Gram-positive Entities) clinical trial program. Cubist is engaged in strategic partnerships with Novartis Pharma AG, Merck & Co., Inc. and Bristol-Myers Squibb for the discovery and development of novel antiinfective products, and has formed biotechnology alliances with ArQule, Inc. and Neurogen Corporation.


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CUBIST SAFEHARBOR STATEMENT

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COMMISSION, INCLUDING THOSE FACTORS DISCUSSED UNDER THE CAPTION "RISK FACTORS"
IN THE COMPANY'S S-3 REGISTRATION STATEMENT, DATED FEBRUARY 8, 2000.

                   Table 1: Daptomycin Clinical Success Rates*
                       Modified Intent-to-Treat Population

                              BAC and RRC Combined

Site of Infection             4 mg/kg q24h          6 mg/kg q24h          3 mg/kg q12h          Comparator**
                                  n (%)                 n (%)                 n (%)                 n (%)

Bacteremia                      8/10 (80)             11/17 (65)            5/11 (45)              5/7 (71)

All Others                     11/11 (100)             4/7 (57)                N/A                   N/A

Total                           19/21 (91)            15/24 (63)            5/11 (45)              5/7 (71)

*           Clinical Success Rates = Cure + Improvement
**          BAC Only

              Table 2: Daptomycin Microbiological Eradication Rates
                       Modified Intent-to-Treat Population

                              BAC and RRC Combined

Site of Infection             4 mg/kg q24h          6 mg/kg q24h          3 mg/kg q12h          Comparator*
                                  n (%)                 n (%)                 n (%)                 n (%)
Bacteremia                      8/10 (80)             11/17 (65)            6/11 (55)              5/7 (71)

All Others                     11/11 (100)             5/7 (71)                N/A                   N/A

Total                           19/21 (91)            16/24 (67)            6/11 (55)              5/7 (71)

*           BAC Only

                   Table 3: Daptomycin Clinical Success Rates*
                                 RRC Protocol**

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                                      -6-

Site of Infection                  4 mg/kg q24h               6 mg/kg q24h               3 mg/kg q12h
                                       n (%)                      n (%)                      n (%)
All Infections                      12/14 (86)                  8/15 (53)                   0/3 (0)

*           Clinical Success Rates = Cure + Improvement
**          RRC = Resistant, Refractory, Contraindicated

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              HTTP://WWW.CUBIST.COM or HTTP://WWW.NOONANRUSSO.COM.